Contact:

Jennifer Chelune
Investor Relations Manager

(734) 997-4910

jennifer.chelune@proquest.com

PROQUEST RECEIVES NYSE LISTING EXTENSION

ANN ARBOR, Mich., October 2, 2006 – ProQuest Company (NYSE: PQE), a publisher of information and education solutions, today reported that it has received an extension for continued listing and trading on the New York Stock Exchange (NYSE) for three months, through Tuesday, January 2, 2007. The extension is to provide ProQuest Company with additional time to meet the Annual Financial Statement Requirement of the NYSE Listed Company Manual. The extension is subject to ongoing review by the NYSE.

ProQuest Company continues to work with its auditors to complete its accounting review and restate its financials. The Company presently expects that it will file its Annual Report on Form 10-K for fiscal 2005 in the fall of 2006.

About ProQuest Company

ProQuest Company (PQE: NYSE) is based in Ann Arbor, Michigan, and is a publisher of information and education solutions. We provide products and services to our customers through three business segments: Education, Information and Learning and Business Solutions. Our Education segment is a leading provider of K-12 curriculum products, in-school core reading programs, reading and math intervention programs, and professional development programs for school districts throughout the United States. Through our Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. Its products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information. For the world’s automotive manufacturers and their dealer networks, ProQuest also secures business-to-business information and retail performance management services.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, the results of our pending restatement process, or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking

ProQuest Receives NYSE Listing Extension, Page 2 of 2

statements. These risks and other factors you should specifically consider include, but are not limited to: the company’s ability to successfully conclude the review of its financial results, the discovery of additional restatement items, the ability to renegotiate the terms of its revolving credit agreement and senior notes in connection with defaults under such debt due to any potential restatement if further defaults occur, the outcome of the company’s and the Audit Committee’s continuing investigation of the accounting errors, increased debt level due to the acquisition of Voyager Learning, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager Learning acquisition, the ability to successfully close and integrate other acquisitions, demand for ProQuest’s products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest’s business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the company’s ability to obtain OEM data access agreements, the company’s ability to obtain financing, global economic conditions, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward- looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” “priorities,” or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. The company undertakes no obligation to update any of these statements.

###